                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF

                      INNOVATIVE VALVE TECHNOLOGIES, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 22, 1999
                                       BY

                         FORREST ACQUISITION SUB, INC.
                          A WHOLLY-OWNED SUBSIDIARY OF

                             FLOWSERVE CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
               NEW YORK CITY TIME, ON TUESDAY, DECEMBER 21, 1999,
                         UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                                   Equiserve

           By Mail:                      By Facsimile:                     By Hand:
           Equiserve              (For Eligible Institutions               Equiserve
       Corporate Actions                     Only)                c/o Securities Transfer and
          Suite 4660                (201) 324-3402 or (201)        Reporting Services, Inc.
         P.O. Box 2569                     324-3403                 Attn: Corporate Actions
  Jersey City, NJ 07303-2569                                     100 William Street, Galleria
                                     Confirm by Telephone             New York, NY 10038
                                        (201) 222-4707
                                                                     By Overnight Courier:
                                                                           Equiserve
                                                                 Corporate Actions, Suite 4860
                                                                   14 Wall Street, 8th Floor
                                                                      New York, NY 10005

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         SHARE         NUMBER OF SHARES        NUMBER OF
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)      CERTIFICATES       REPRESENTED BY          SHARES
        APPEAR(S) ON THE CERTIFICATE(S))            NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
------------------------------------------------------------------------------------------------------------

                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                    TOTAL SHARES
------------------------------------------------------------------------------------------------------------
            (1) Need not be completed by stockholders delivering Shares by Book-Entry Transfer.
  (2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) of Innovative Valve Technologies, Inc. either if certificates evidencing Shares ("Certificates") are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Equiserve (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Stockholders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

     Name of Tendering Institution:
                                   ---------------------------------------------

     Account Number:
                    ------------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------

[ ]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

     Name(s) of Registered Holder(s):
                                     -------------------------------------------

     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Institution Which Guaranteed Delivery:
                                                   -----------------------------

     If delivered by book-entry transfer at the Book-Entry Transfer Facility:

     Name of Tendering Institution:
                                   ---------------------------------------------

     Account Number:
                    ------------------------------------------------------------

     Transaction Code Number:
                             ---------------------------------------------------

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Forrest Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Flowserve Corporation, the above-described shares of common stock, $.001 par value per share (the "Common Stock"), including the associated rights to purchase Series A Junior Participating Preferred Stock (the "Rights," and together with the Common Stock, the "Shares"), of Innovative Valve Technologies, Inc., a Delaware corporation (the "Company"), for $1.62 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 22, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, Shares tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after November 22, 1999 (collectively, "Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any and all Distributions)), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Shares; (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, as the attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by Purchaser (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered with this Letter of Transmittal. Such appointment will be effective if, when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper. Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designees are able to exercise full voting rights with respect to such Shares (and any Distributions), including voting at any meeting of stockholders then scheduled.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions), and that, when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto (and to any Distributions), free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions issued to the undersigned on or after November 22, 1999, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser with respect to such Shares, upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased and return any Certificates evidencing Shares not purchased or not tendered, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and return any Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address appearing under "Designation of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price of all Shares purchased and return any such Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and return such Certificates (and accompanying documents, as appropriate) to the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) if Purchaser does not accept for payment any of the Shares tendered hereby.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES EVIDENCING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates:
------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any withholding tax required to be withheld) or Certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

     Issue

       [ ] Check

       [ ] Certificate(s) to:

Name:
          ----------------------------------------------------------------------
                                (PLEASE TYPE OR PRINT)

Address:  ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

    Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

--------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any withholding tax required to be withheld) or Certificates for Shares not tendered or not purchased are to sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

     Mail

       [ ] Check

       [ ] Certificate(s) to:

Name:     ----------------------------------------------------------------------
                                (PLEASE TYPE OR PRINT)

Address:  ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
            (RECIPIENT'S TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                                   IMPORTANT
                 STOCKHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                                    FORM W-9
,                                                                              '
 ------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))
,                                                                              '
 ------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

Dated:
       --------------------, ----

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificate or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers or corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
                      ----------------------------------------------------------
                              (SEE INSTRUCTION 5)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
                                      ------------------------------------------
                                                      (NAME)

                                      ------------------------------------------
                                                    (BUSINESS)

Tax Identification or Social Security No.:
                                          --------------------------------------

                         (Complete Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

--------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE(S)

--------------------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (ADDRESS INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:
       --------------------, ----

---------------------------------------------------------------------------------------------------------------------
                                PAYER'S NAME: [                                     ]
---------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                           PART I -- PLEASE PROVIDE YOUR TIN IN      PART II -- Social Security Number
                                       THE BOX AT RIGHT AND CERTIFY BY           OR Employee Identification Number
  FORM W-9                             SIGNING AND DATING BELOW.
  DEPARTMENT OF THE TREASURY                                                   ------------------------------------
  INTERNAL REVENUE SERVICE                                                            (If awaiting TIN write
                                                                                          "Applied for")
                                      ------------------------------------------------------------------------------
  PAYER'S REQUEST FOR TAXPAYER
  IDENTIFICATION NUMBER (TIN)          PART III -- For Payees exempt from backup withholding, see the enclosed
                                       Guidelines for Certification of Taxpayer Identification Number on Substitute
                                       Form W-9 and complete as instructed therein.
---------------------------------------------------------------------------------------------------------------------
 CERTIFICATIONS -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
     ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed guidelines.)
---------------------------------------------------------------------------------------------------------------------

 SIGNATURE ________________________________________ DATE
---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalty of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all payments of the purchase price pursuant to the Offer made to me thereafter will be withheld until I provide a number.

SIGNATURE ________________________________________ DATE

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, no signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes of this document, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if Certificates evidencing Shares are to be forwarded with this Letter of Transmittal or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase).

     Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) Certificates for all physically delivered Shares or a Book-Entry Confirmation with respect to all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile) must accompany each delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached to this Letter of Transmittal.

     4. PARTIAL TENDERS (NOT APPLICABLE TO DELIVERY BY BOOK-ENTRY TRANSFER). If fewer than all of the Shares represented by any Certificates delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, a new Certificate for the remainder of the Shares that were evidenced by the old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on the Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificates must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on the Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Purchaser of that person's authority to so act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or a Certificate evidencing Shares not tendered or not purchased is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown on page 1, the appropriate boxes on this Letter of Transmittal must be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent (as defined below) at its address or telephone number set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies, and such materials will be furnished at Purchaser's expense.

     9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser, in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

     10. BACKUP WITHHOLDING TAX. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth on page 7. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidity tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATE OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     11. LOST OR DESTROYED CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The Stockholders will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

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     Questions and requests for assistance or additional copies of the Offer to
Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                             D. F. King & Co., Inc.
                                77 Water Street
                               New York, NY 10005

                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 347-4750

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